                                                                   Exhibit 10.64

                    SEVENTH AMENDMENT TO AMENDED AND RESTATED
                     ACCOUNTS RECEIVABLE FINANCING AGREEMENT

     This Seventh Amendment to Amended and Restated Accounts Receivable Financing Agreement (this "Seventh Amendment") is entered into as of December 9, 2004, by and among (i) SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and (ii) SATCON TECHNOLOGY CORPORATION, a Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts, 02210 (FAX 617-897-2401); SATCON POWER SYSTEMS, INC., Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts, 02210; SATCON APPLIED TECHNOLOGY, INC., a Delaware corporation with offices located at 161 First Street, Cambridge, Massachusetts; SATCON ELECTRONICS, INC., a Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts, 02210; and SATCON POWER SYSTEMS CANADA LTD., a corporation organized under the laws of the Province of Ontario, Canada with offices located at 35 Harrington Court, Burlington, Ontario L7N 3P3 (individually and collectively, jointly and severally, "Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a certain Amended and Restated Accounts Receivable Financing Agreement dated as of April 4, 2003, as amended by a certain First Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of June 24, 2003, as further amended by a certain Second Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of August 11, 2003, as further amended by a certain Third Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of September 2, 2003, as further amended by a certain Fourth Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of September 10, 2003, as further amended by a certain Fifth Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of October 20, 2003, and as further amended by a certain Sixth Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of December 12, 2003 (as amended from time to time, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

     Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     MODIFICATION TO LOAN AGREEMENT. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 thereof:

                    "     "Facility Period" is the period beginning on the 2003
               Closing Date and continuing until the date which is 364 days after the 2003 Closing Date, unless the period is terminated sooner by Bank with notice to Borrower or by Borrower pursuant to
               Section 4.3."

          and inserting in lieu thereof the following:

                    "     "Facility Period" is the period beginning on this date
               and continuing until December 31, 2004, unless it is terminated sooner by Bank with notice to Borrower or by Borrower pursuant to
               Section 4.3."

4. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of December 19, 2002 between Borrower and Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said Intellectual Property Security Agreement, shall remain in full force and effect.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

7. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Seventh Amendment, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Seventh Amendment in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Seventh Amendment shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Seventh Amendment.

9. COUNTERSIGNATURE. This Seventh Amendment shall become effective only when it shall have been executed by Borrower and Bank.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     This Seventh Amendment is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

SATCON TECHNOLOGY CORPORATION


By     /s/ Ralph Norwood
   --------------------------------
Name:  Ralph Norwood
     ------------------------------
Title  VP Chief Financial Officer
      -----------------------------

SATCON POWER SYSTEMS, INC.


By     /s/ Ralph Norwood
   --------------------------------
Name:  Ralph Norwood
     ------------------------------
Title  VP Chief Financial Officer
      -----------------------------

SATCON APPLIED TECHNOLOGY, INC.


By     /s/ Ralph Norwood
   --------------------------------
Name:  Ralph Norwood
     ------------------------------
Title  VP Chief Financial Officer
      -----------------------------

SATCON ELECTRONICS, INC.


By     /s/ Ralph Norwood
   --------------------------------
Name:  Ralph Norwood
     ------------------------------
Title  VP Chief Financial Officer
      -----------------------------

SATCON POWER SYSTEMS CANADA LTD.


By     /s/ Ralph Norwood
   --------------------------------
Name:  Ralph Norwood
     ------------------------------
Title  VP Chief Financial Officer
      -----------------------------

BANK:

SILICON VALLEY BANK


By     /s/ John K. Peck
   --------------------------------
Name:  John K. Peck
     ------------------------------
Title  Vice President
       ----------------------------
865215.1